Exhibit 99.1

2024 Investor Presentation AUGUST 2024

Forward - Looking Statements 2 This presentation contains various forward - looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including statements that incl ude the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan” or similar expressions. These f orw ard - looking statements are based upon current expectations, are subject to risk and uncertainties and are applicable only as of the dates of such statem ent s. Forward - looking statements involve risks, uncertainties and assumptions. Although we do not make forward - looking statements unless we believe w e have a reasonable basis for doing so, we cannot guarantee their accuracy. You should not put undue reliance on any forward - looking statements. The se statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we undertake n o o bligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. In connection with th e “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary statement identifying imp ort ant factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of tr ade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in interest rates and p rep ayment speeds; (iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial, real estate, consumer, and other lending activiti es; (vi) changes in federal and state banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors wit h g reater financial resources than the Company; (viii) the timely development of competitive new products and services by the Company and the acceptance of th ose products and services by customers and regulators (when required); (ix) the willingness of customers to substitute competitors’ products a nd services for those of the Company and vice versa; (x) changes in consumer spending and savings habits; (xi) unanticipated regulatory or judicial procee din gs; and (xii) other external developments which could materially impact the Company’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward - looking statement takes into acc ount the impact that any future acquisition may have on the Company and on any such forward - looking statement.

Net Income $6,028 $4,598 $7,072 $7,448 ($3,346) ($4,000) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 2019 2020 2021 2022 2023 3 (Thousands)

Earnings Per Common Share $0.35 $0.27 $0.41 $0.43 ($0.20) ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2019 2020 2021 2022 2023 4

Net Interest Income $35,442 $36,367 $39,083 $40,563 $36,020 $25,000.00 $35,000.00 $45,000.00 2019 2020 2021 2022 2023 5 (Thousands)

Net Interest Margin % 3.29% 3.19% 3.15% 3.27% 2.86% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2019 2020 2021 2022 2023 6

Total Average Loans $875 $923 $989 $978 $997 $600 $700 $800 $900 $1,000 2019 2020 2021 2022 2023 7 (Millions)

Total Average Deposits $980 $1,035 $1,154 $1,156 $1,154 $700 $800 $900 $1,000 $1,100 $1,200 2019 2020 2021 2022 2023 8 (Millions)

Provision for Credit Losses vs. Net Charge - Offs $0 $2,000 $4,000 $6,000 $8,000 2019 2020 2021 2022 2023 $800 $2,375 $1,100 $50 $7,429 $192 $309 $47 $1,705 $3,457 9 (Thousands)

Non - Performing Assets $2,339 $3,331 $3,323 $5,200 $12,393 $0 $3,000 $6,000 $9,000 $12,000 $15,000 2019 2020 2021 2022 2023 10 (Thousands)

Non - Interest Revenue $14,773 $16,275 $17,761 $16,692 $16,389 $12,000 $14,000 $16,000 $18,000 2019 2020 2021 2022 2023 11 (Thousands)

Non - Interest Expense $41,815 $44,455 $46,970 $48,004 $47,141 $2,227 $35,000 $40,000 $45,000 $50,000 $55,000 2019 2020 2021 2022 2023 12 $ 49,368 Activist Related Expenses Non - Interest Expense Excluding Activist Related Expenses (Thousands)

13 2023 Summary • Overall, the Company’s 2023 net loss primarily reflects the significantly higher provision for credit losses, decreased net interest income and increased total non - interest expense. • Despite the net loss recognized for 2023, the Company continued to see several encouraging new business development results during the year which included a $47.6 million, or 4.8%, increase in total loans and the fourth consecutive quarter of growth in wealth management revenues. • Finally, the Company continued to maintain strong capital ratios that exceed the regulatory defined well capitalized status.

Branch Map Overview ▪ $1.4 Billion Community Bank Headquartered in Johnstown, PA ▪ 16 Retail Branches ▪ 2 Loan Production Offices ▪ Sizable Wealth Management Company with $2.6 Billion Assets Under Administration ▪ Stable deposit base in core markets with 20% deposit market share in Cambria County ▪ Commercial Loan Portfolio well diversified in nearby faster growing markets Financial Highlights as of 06/30/2024 ($ Millions except per share data) 14 Overview of AmeriServ Financial, Inc. Total Assets $ 1,403.6 Total Loans $ 1,039.3 Total Deposits $ 1,170.3 Shareholders Equity $ 103.7 Tangible Book Value/Share $ 5.45 NASDAQ Ticker Symbol ASRV Market Cap $ 37.3

Net Income/Loss $2,418 $1,981 $2,102 $947 $1,515 ($187) $648 ($5,322) $1,904 ($375) ($6,500) ($4,000) ($1,500) $1,000 $3,500 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 15 (Thousands)

Earnings Per Share $0.14 $0.12 $0.12 $0.06 $0.09 ($0.01) $0.04 ($0.31) $0.11 ($0.02) ($0.35) ($0.25) ($0.15) ($0.05) $0.05 $0.15 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 16

Key Constituents We Manage For AmeriServ Strategic Plan Shareholders Customers Employees Community 17

Create long - term value for our shareholders by: • Maintaining financially strong balance sheet • Appropriately managing risk • Improving earnings performance • Disciplined capital allocation AmeriServ Strategic Plan 18

Demand Deposits $176 Savings, NOW & Money Market $667 Certificates of Deposit $317 Jumbo Certificates of Deposit $10 15% 57% 27% 1% $1.170 Billion Deposit Composition ($mm) As of June 30, 2024 19 Financially Strong Balance Sheet

Residential Mortgage $179 Home Equity & Consumer $104 Commercial & Industrial $154 Commercial Real Estate $602 $1.039 B illion 73% Commercial / 27% Retail Non - Owner Occupied CRE / Total Capital Ratio: 380% 20 Loan Portfolio Composition ($mm) As of June 30, 2024 Financially Strong Balance Sheet

$236 31% $289 38% $100 13% $131 18% Johnstown Pittsburgh Hagerstown State College/Altoona Loan Total = $756 Million 21 Commercial Loan Portfolio Diversification ($mm) As of June 30, 2024 Financially Strong Balance Sheet

Interest Rate Risk • Proactive steps taken to address net interest margin compression in 2023 which included the execution of $70 million of interest rate hedges • Prudently extending FHLB borrowings to take advantage of the inverted yield curve • Meaningful scheduled asset repricing projected to benefit the net interest margin in the second half of 2024 and throughout 2025 while deposit costs stabilize Diligent Focus on Risk Management 22

Net Interest Income $9,767 $10,124 $10,529 $10,143 $9,522 $9,110 $8,800 $8,589 $8,747 $8,874 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 23 (Thousands)

Net Interest Margin 3.14% 3.23% 3.35% 3.21% 3.03% 2.89% 2.76% 2.63% 2.70% 2.74% 2.00% 2.50% 3.00% 3.50% 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 24

Average Deposits vs. Total Deposit Cost % 983 1,036 1,054 1,067 1,103 1,165 1,189 1,161 1,159 1,163 1,159 1,145 1,149 1,158 1,149 1,159 1,160 1,163 1.01% 0.73% 0.65% 0.59% 0.52% 0.45% 0.40% 0.31% 0.28% 0.33% 0.59% 1.02% 1.48% 1.74% 1.95% 2.11% 2.15% 2.21% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 800 900 1,000 1,100 1,200 1Q '20 2Q 3Q 4Q 1Q '21 2Q 3Q 4Q 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q Average Deposits Total Deposit Cost 25

Liquidity Risk • Stable diverse core deposit base generated in our local communities • Do not use brokered deposits as a funding source • Bank has experienced deposit growth in 2024 • Available unused borrowing capacity in excess of $275 million at the FHLB which sharply exceeds our level of uninsured deposits Diligent Focus on Risk Management 26

Insured Deposits Under $250,000 Public Funds that are Collateralized Uninsured Deposits 22% 12% 66% 27 Analysis of Insured Deposits As of June 30, 2024 Financially Strong Balance Sheet

28 Credit Risk • Despite the fourth quarter 2023 adverse credit performance related primarily to the Rite Aid bankruptcy, the Company has a longer - term history of disciplined underwriting, robust CRE risk management practices and low net loan charge - offs • Non - performing assets amounted to $12.8 million or 1.23% of total loans on June 30, 2024 • Have historically maintained solid allowance for credit losses which provided 114% coverage of non - performing assets and 1.41% of total loans on June 30, 2024 Diligent Focus on Risk Management

Non - Performing Assets $3,401 $3,240 $4,596 $5,200 $4,599 $5,650 $5,939 $12,393 $12,161 $12,817 $0 $3,000 $6,000 $9,000 $12,000 $15,000 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 29 (Thousands)

• $6.2 million CRE Loan – Charged down to appraised value in fourth quarter of 2023 and currently in non - accrual status. Secured by mixed use office and retail property located in a desirable neighborhood within the city of Pittsburgh • $3.6 million CRE Loan – Currently rated substandard due to slow payment issues. Secured by an office property located in the Pittsburgh Central Business District with a $1.6 million specific reserve established against this loan • $1.5 million OREO property – Well maintained office property occupied by a Federal Government Agency in suburban Johnstown that has been charged down to its market value • $1.0 million corporate security – This relates to a senior corporate note of a company in the real estate industry. The security is considered impaired because it has missed an interest payment which is currently over 90 days past due. There is a $360,000 allowance established against this corporate security Asset Quality Largest Credit Risk Items 30

• Generate positive operating leverage by growing revenues at a faster pace than expenses • Further leverage union related revenue streams • Continue our diligent focus on capital allocation Strategic Outlook for 2024 and 2025 31

Non - Interest Income 35% Net Interest Income 65% ASRV generates more revenue from non - interest income than our peers due to our strong wealth management company. 32 Revenue Diversification Promotes Positive Operating Leverage

• Profitable Company with good financial contribution to ASRV • Good Diversification of business lines within Wealth Management: ▪ Retirement Services, Personal Trust, Investment Management, ERECT Fund & Diversified Services. • Scalable business model well positioned for further growth Wealth Management Revenue Diversification Promotes Positive Operating Leverage 33

Wealth Management Revenue $3,165 $2,976 $2,813 $2,665 $2,736 $2,788 $2,844 $2,897 $3,266 $3,059 $1,000 $2,000 $3,000 $4,000 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 34 (Thousands)

• Wealth Management Company is trustee for the $250 million ERECT FUND • ASRV Bank is a preferred mortgage and consumer loan provider for the Pennsylvania State Education Association ▪ Expands our reach on these products to customers throughout Pennsylvania ▪ Since inception we have originated $252 million of mortgage loans and $72 million of consumer loans • Commercial banking has financed several training centers for the building trades • ASRV Bank has meaningful deposit relationships with several unions Leverage Union Relationships to Generate Revenue 35

• Return capital to shareholders through dividends, share repurchases, or both if feasible • Focus on growing EPS, book value and tangible book value per share • Capital return strategies are always subject to maintaining sufficient capital to support balance sheet growth • We conservatively built our regulatory capital ratios since the pandemic Capital Allocation Strategies 36

Regulatory Capital Ratios 9.23% 9.23% 12.76% 7.71% 10.44% 10.44% 11.69% 8.76% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Common Equity Tier 1 Capital Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio Consolidated Bank 37 As of June 30, 2024 Regulatory Well - Capitalized Requirement

Capital Returns to Shareholders (Thousands) 38 2020 2021 2022 2023 Jan - Jun 2024 Total Common Stock BuyBack Program 151 - - - 1,510 1,661 Common Stock Dividends 1,716 1,708 1,967 2,058 1,029 8,478 Total Capital Returned 1,867 1,708 1,967 2,058 2,539 10,139 Net Income 4,598 7,072 7,448 (3,346) 1,529 17,301 % of Earnings Returned to Shareholders 40.6% 24.2% 26.4% -61.5% 166.1% 58.6%

Capital Allocation – Common Stock Dividends 39 • Common stock dividends provide shareholders with an ongoing cash return and a competitive dividend yield of approximately 5% based upon the current stock price • ASRV has demonstrated a longer - term pattern of responsible dividend increases which correlate well with the Company’s earnings power • Recent earnings volatility has increased the dividend payout ratio above the targeted level of 35% of net income • The Board remains committed to maintaining the common dividend at the current quarterly rate of $0.03 per share

Common Dividend Per Share $0.010 $0.015 $0.020 $0.025 $0.030 $0.00 $0.01 $0.02 $0.03 $0.04 1Q '15 1Q '16 1Q '17 1Q '18 1Q '19 1Q '20 1Q '21 1Q '22 1Q '23 1Q '24 40

Capital Allocation – Common Stock Buybacks 41 • The Board of Directors understands the value of returning capital to shareholders through common stock buybacks • Our longer - term capital allocation decisions reflect the consistent use of common stock buybacks to improve tangible book value and earnings per share • ASRV executed an accretive common stock repurchase in the second quarter of 2024 by repurchasing 628,003 shares from the activist investor at a market price of $2.38 • No additional common stock repurchases are anticipated in 2024 with our tangible common equity ratio at 6.47% as a result of the decline in value of our AFS securities portfolio

Tangible Book Value Per Share $5.84 $5.41 $5.13 $5.40 $5.38 $5.24 $5.11 $5.16 $5.26 $5.45 $3.75 $4.25 $4.75 $5.25 $5.75 $6.25 1Q '22 2Q 3Q 4Q 1Q '23 2Q 3Q 4Q 1Q '24 2Q 42

2024 Investor Presentation AUGUST 2024